Exhibit 99.1

Annual Meeting of Shareholders May 26, 2016

Forward Looking Statement Disclaimer Forward-looking statements are based on management’s knowledge and belief as of today and include information concerning the Heritage Commerce Corp’s, the holding company (“HCC”) for Heritage Bank of Commerce, possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see HCC’s reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and HCC’s press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. HCC undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. 2

Heritage Commerce Corp Strategy  Build a significant community business bank in Northern California (primarily the San Francisco Bay Area) • Providing a diversified mix of lending and deposit products oriented to small to medium sized privately held companies and their owners and to professionals • Delivering our products and services through full-service offices located in key communities in Northern California (primarily the San Francisco Bay Area) • Building the franchise through:    Organic growth New loan team de novo office locations Acquisitions 3

Heritage Bank of Commerce Profile  Relationship Banking • A community business bank founded in 1994 headquartered in San Jose, California that offers a full range of banking services to small and medium sized businesses and their owners, managers and employees using a relationship banking approach  Core Clientele • • • Small to medium sized closely held businesses Professionals High net worth individuals  Specialty Expertise • • • • • • • SBA lending and loan sales Corporate finance/asset-based lending Cash management Non-profit organizations, education, and churches Construction lending Factoring Homeowner Association Services  Well-positioned in three affluent counties of San Francisco Bay Area • Heritage Bank of Commerce ranks third in deposit market share amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2015. 4

Key Events  2014  Acquisition of Bay View Funding on November 1, 2014 • • 30 year old factoring company with strong managerial experience As of March 31, 2016, we have $41.9 million of factored receivables  2015  Merger of Focus Business Bank on August 20, 2015. All stock merger: • • 8 year old financial institution Single branch located 2 blocks from the Heritage Commerce Corp San Jose headquarters Focus added $439 million, at fair value, of assets as of 8/20/15 Focus added approximately $405 million, at fair value, of deposits as of 8/20/15 Focus added approximately $175 million, at fair value, of loans (including loans held-for-sale) as of 8/20/15 • • • 5

Current Heritage Commerce Corp Snapshot – 11 Branches $ $ $ $ 1.4 2.0 251.7 197.9 8.70% 12.40% 68.78% 4.22% 58.93% billion billion million million  Total Loans Total Deposits Total Shareholders' Equity Tangible Equity TE/Tangible Assets Total RBC Ratio Loans/Deposits Net Interest Margin(TEY)(1) Efficiency Ratio(1) 1Q'16 Net Income(1)(2) ROATA(1) ROATE(1) Quarterly Common Stock Dividend $6.1 million 1.07% 12.62% $ 0.09 per share (1)For the quarter ended 3/31/16 (2)Before dividends on preferred stock 6

Market Share  Ranks third amongst Independent Community Banks headquartered in the San Francisco Bay Area(1) 1 Fremont Ba nk 2 Mecha ni cs Ba nk 18 24 2,636,530 2,555,099 4 Ba nk of Ma ri n 5 Fi rs t Na ti ona l Ba nk of Norther Ca l i forni a 6 Pres i di o Ba nk 7 Avi dba nk 8 Ca l i forni a Ba nk of Commerce 15 12 5 1 1 1,408,383 894,196 516,024 463,130 381,324 10 Ba nk of the Ori ent 7 348,651 1 Wel l s Fa rgo Ba nk, NA 2 Si l i con Va l l ey Ba nk 3 JPMorga n Cha s e Ba nk, NA 4 Ci ti ba nk, NA 5 Fi rs t Republ i c Ba nk 225 4 201 103 34 96,929,507 33,354,276 25,310,389 21,359,356 20,729,988 1,415 425,124,592 (1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2015. (2) Total Deposits for Heritage Bank of Commerce and Focus Business Bank were $1,815,835,000 as of June 30, 2015. 7 Tota l s for Ma rket(1) Depos i ts Bra nch i n Ba y Area (1) Count ($000) Top Na ti ona l Fra nchi s es Depos i ts 2015 Bra nch i n Ba y Area (1) Ra nk Ba nk Count ($000) 9 Focus Business Bank (2) 1 377,345 3 Heritage Bank of Commerce (2) 10 1,438,490 Top Regi ona l Ba nks Depos i ts 2015 Bra nch i n Ba y Area (1) Ra nk Ba nk Count ($000)

Operating Performance (in $000’s) For the Periods Ended: YTD 12/31/2015 YTD 12/31/2014 1Q 2016 1Q 2015 % Change % Change Net Interest Income Provision (Credit) for Loan Losses Net Interest Income after Provision for Loan Losses Noninterest Income Noninterest Expense Income Before Income Taxes Income Tax Expense Net Income (Before dividends on preferred stock) $22,304 401 $16,858 (60) 32% 768% 29% 36% 20% 50% 53% 48% $76,321 32 $57,103 (338) 34% 109% 33% 16% 33% 27% 34% 23% 21,903 2,614 14,685 16,918 1,926 12,276 76,289 8,985 58,673 57,441 7,746 44,222 9,832 3,726 6,568 2,430 26,601 10,104 20,965 7,538 $6,106 $4,138 $16,497 $13,427 8

Strong Deposit Base (in $000’s) Balance % of Total Demand, noninterest-bearing Demand, interest-bearing Savings and money market Time deposits - under $250 Core Deposits Time deposits - $250 and over Time deposits - brokered CDARS - money market and time deposits Total $ 768,525 506,272 493,275 61,595 37.9% 25.0% 24.3% 3.0% 1,829,667 179,048 11,829 8,192 90.2% 8.8% 0.6% 0.4% $ 2,028,736 100.0% 9

Diversified Loan Portfolio (in $000’s) Balance % of Total Commercial CRE - Owner Occupied CRE - Investor/Other Land & Construction Equity Lines Consumer & Other Total $592,128 261,742 355,079 95,547 74,993 15,775 42.4% 18.8% 25.4% 6.8% 5.4% 1.1% $1,395,264 100.0% 10

Solid Credit Quality Metrics (in $000’s) Selected Ratios for 1Q16 Balance at 1Q16 (in $000's) 1. Classified Assets(1) 2. NPA's 3. ALLL 1. NPA's/Total Assets = 0.20% 2. ALLL/ NPL's = 465.06% $21,095 $4,570 $19,458 (1) net of SBA guarantees 11

Positioned for Growth  Small to medium size business customer relationship focus  Competitive loan and cash management products catering to businesses  Highly experienced management team throughout the company • 20+ years experience of Regional Managers in market  Solid credit quality at 1Q 2016 • • 0.20% nonperforming assets to total assets Balanced loan portfolio with real estate well under all regulatory guidelines 12

Positioned for Growth (continued)  Excellent capital and liquidity at 1Q 2016 • • • 12.40% total risk-based capital ratio under the Basel III regulatory requirements 68.78% loan to deposit ratio Quarterly common dividend at $0.09 per share in the first quarter of 2016  Profitable operations • • • • Record earnings of $6.1 million for 1Q 2016 ROATA = 1.07% for 1Q 2016 ROATE = 12.62% for 1Q 2016 Solid loan & deposit growth  Good locations and markets with solid market banks share among community • • • 11 branch locations Third in deposit market share amongst independent community banks(1) San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2015. 13

Contact Information Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 David E. Porter Executive Vice President Chief Credit Officer 408.792.4029 Keith A. Wilton Executive Vice President Chief Operating Officer 408.494.4534 Teresa L. Powell Executive Vice President Director of HOA & Deposit Services 408.200.8712 Michael E. Benito Executive Vice President Business Banking Division 408.792.4085 Debbie K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408.494.4542 Lawrence D. McGovern Executive Vice President Chief Financial Officer 408.494.4562 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK 14